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                                   EXHIBIT 24

                                POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that each officer and director of Cambrex Corporation, a Delaware corporation, whose signature appears below constitutes and appoints Claes Glassell, James A. Mack, and Salvatore J. Guccione, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all Annual Reports on Form 10-K which said Cambrex Corporation may be required to file pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments thereto and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF each of the undersigned has executed this instrument as of the 15th day of March 2002.

/s/ James A. Mack.                        /s/ Kathryn Rudie Harrigan, PhD
----------------------------------        --------------------------------------
James A. Mack                             Kathryn Rudie Harrigan, PhD
Chief Executive Officer                   Director
Chairman of the Board

/s/ Claes Glassell                        /s/ Leon J. Hendrix, Jr.
----------------------------------        --------------------------------------
Claes Glassell                            Leon J. Hendrix, Jr.
President, Chief Operating Officer        Director

/s/ Salvatore J. Guccione                 /s/ Ilan Kaufthal
----------------------------------        --------------------------------------
Salvatore J. Guccione                     Ilan Kaufthal
Senior Vice President - Finance           Director
and Chief Financial Officer
(Principal Financial Officer and          /s/ William Korb
Accounting Officer)                       --------------------------------------
                                          William Korb
                                          Director

/s/ Rosina B. Dixon                       /s/ Robert LeBuhn
----------------------------------        --------------------------------------
Rosina B. Dixon, M.D.                     Robert LeBuhn
Director                                  Director

/s/ George J.W. Goodman                   /s/ John R. Miller
----------------------------------        --------------------------------------
George J.W. Goodman                       John R. Miller
Director                                  Director

/s/ Roy W. Haley                          /s/ Cyril C. Baldwin, Jr.
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Roy W. Haley                              Cyril C. Baldwin
Director                                  Chairman Emeritus

                                          /s/ Peter G. Tombros
                                          --------------------------------------
                                          Peter G. Tombros
                                          Director